Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 13, 2012, by and among Community Financial Shares, Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 8(d).

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person.

“Agreement” shall have the meaning set forth in the Preamble.

“Allowable Grace Period” shall have the meaning set forth in Section 2(g).

“Availability Date” shall have the meaning set forth in Section 4(m).

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required by applicable law to close.

“Closing” shall have the meaning set forth in the Purchase Agreement.

“Closing Date” shall have the meaning set forth in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Shares” means shares of the common stock of the Company, no par value per share, and any securities into which such Common Shares may hereinafter be reclassified or otherwise converted.

“Company” shall have the meaning set forth in the Preamble.

“Demand” shall have the meaning set forth in Section 2(b).

“Demand Registration” means a registration required to be effected by the Company pursuant to Section 2(b).

“Demand Registration Statement” means a registration statement of the Company filed under the Securities Act which covers the resale of all of the Registrable Securities requested to be included therein pursuant to the provisions of Section 2(b) and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

“Effective Date” means the date that any Registration Statement required to be filed pursuant to this Agreement is first declared effective by the Commission.

“Effectiveness Deadline” means

(a) with respect to an Initial Registration Statement or a New Registration Statement, the earlier of (i) the 90th calendar day following the applicable Closing Date (or the 120th calendar day following such Closing Date in the event that such registration statement is subject to review by the Commission) and (ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; and

(b) with respect to a Demand Registration Statement or an Underwritten Registration Statement, the earlier of (i) the 90th calendar day following any Demand or Underwriting Demand, as applicable (or the 120th calendar day following such Demand or Underwriting Demand in the event that such registration statement is subject to review by the Commission) and (ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Demand Registration Statement or Underwritten Registration Statement, as applicable, will not be “reviewed” or will not be subject to further review;

provided, that in each of the foregoing clauses (a) and (b), if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” means, with respect to any Registration Statement, the period from the Effective Date until the earlier of (a) such time as there are no Registrable Securities covered by such Registration Statement remaining and (b) such time that all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144 without restriction and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

“Event” shall have the meaning set forth in Section 2(e).

“Event Date” shall have the meaning set forth in Section 2(e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means

(a) with respect to each Initial Registration Statement, the 30th calendar day following the applicable Closing Date; and

(b) with respect to a Demand Registration Statement or an Underwritten Registration Statement, the 30th calendar following any Demand or Underwriting Demand, as applicable;

provided, that in each of the foregoing clauses (a) and (b), if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next Business Day on which the Commission is open for business.

“First Closing Date” shall have the meaning set forth in the Purchase Agreement.

“Grace Period” shall have the meaning set forth in Section 2(g).

“Holder” or “Holders” means the holder or holders (including Affiliates thereof), as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Initiating Demand Holders” means, with respect to any Demand Registration, the Required Demand Holders who initiated the Demand for such Demand Registration.

“Initiating Underwritten Demand Holders” means, with respect to any Underwritten Demand Registration, the Required Underwritten Demand Holders who initiated the Underwritten Demand for such Underwritten Demand Registration.

“Initial Registration Statement” shall have the meaning set forth in Section 2(a).

“Inspectors” shall have the meaning set forth in Section 4(p).

“Lead Purchasers” shall have the meaning set forth in the Purchase Agreement.

“Liquidated Damages” shall have the meaning set forth in Section 2(e).

“Losses” shall have the meaning set forth in Section 6(a).

“New Registration Statement” shall have the meaning set forth in Section 2(a).

“Piggyback Registration” shall have the meaning set forth in Section 3(a).

“Piggyback Registration Statement” means a registration statement of the Company filed under the Securities Act which covers the resale of all of the Registrable Securities requested to be included therein pursuant to the provisions of Section 3 and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the Trading Market on which the Common Shares are primarily listed on and quoted for trading, which, as of the Closing Date, shall be the OTC Market Group Inc.’s OTC Pink.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” shall have the meaning set forth in the Recitals.

“Purchaser” or “Purchasers” shall have the meaning set forth in the Preamble.

“Records” shall have the meaning set forth in Section 4(p).

“Registrable Securities” means all of the Common Shares issuable upon the conversion of the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock (in each case, assuming that there are no restrictions on the right of the Purchaser to effect such conversion and that there are sufficient shares of Common Stock available to effect such conversion) and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the such securities, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that such securities shall cease to be Registrable Securities upon the earliest to occur of the following: (a) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); and (b) when such securities cease to be outstanding.

“Registration Expenses” shall have the meaning set forth in Section 5.

“Registration Restriction Period” shall have the meaning set forth in Section 8(b).

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement, any Remainder Registration Statement, any Demand Registration Statements, any Underwritten Registration Statements and any Piggyback Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” shall have the meaning set forth in Section 2(a).

“Required Demand Holder” means Lead Purchasers holding at least a majority of the Registrable Securities held by the Lead Purchasers for so long as the Lead Purchasers and their respective Affiliates and Persons that share a common investment advisor with a Lead Purchaser hold at least 12% of the Registrable Securities in the aggregate.

“Required Underwritten Demand Holder” means any Lead Purchaser for so long as such Lead Purchaser ands its Affiliates and Persons that share a common investment advisor with such Lead Purchaser hold at least 5% of the Registrable Securities in the aggregate.

“Rights Offering” shall have the meaning set forth in the Purchase Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Series C Preferred Stock” means the shares of Convertible Noncumulative Perpetual Preferred Stock, Series C, $1.00 par value per share, of the Company.

“Series D Preferred Stock” means the shares of Convertible Noncumulative Perpetual Preferred Stock, Series D, $1.00 par value per share, of the Company.

“Series E Preferred Stock” means the shares of Convertible Noncumulative Perpetual Preferred Stock, Series E, $1.00 par value per share, of the Company.

“Suspension Event” means any event of the types specified in Section 4(c)(iii), Section 4(c)(iv) and Section 4(c)(v).

“Trading Day” means (i) a day on which the Common Shares are traded in any Trading Market, or (ii) if the Common Shares are not quoted on any Trading Market, a day on which the Common Shares are quoted in the over-the-counter market as reported in the “pink sheets” by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided that in the event that the Common Shares are not listed or quoted as set forth in (i) and (ii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means the Over-the-Counter Bulletin Board or other national securities exchange, quotation system or over-the-counter market on which the Common Shares are listed or quoted for trading on the date in question.

“Transfer Agent” shall have the meaning set forth in Section 2(e).

“Underwriter” shall mean each of the investment banks and managers of an Underwritten Offering.

“Underwriter Holder” shall have the meaning set forth in Section 4(p).

“Underwriting Demand” shall have the meaning set forth in Section 2(c).

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public, which may be a marketed underwritten offering.

“Underwritten Registration” means a registration required to be effected by the Company pursuant to Section 2(c).

“Underwritten Registration Statement” means a registration statement of the Company filed under the Securities Act which covers resale of all of the the Registrable Securities requested to be included therein pursuant to the provisions of Section 2(c) and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

2. Registration.

(a) Initial Registration.

(i) Required Registration. On or prior to each applicable Filing Deadline with respect to each Closing, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders holding a majority of the Registrable Securities may reasonably determine (each, an “Initial Registration Statement”). Each Initial Registration Statement shall be on such form available to the Company to register for resale of the Registrable Securities as a secondary offering, subject to the provisions of Section 2(h) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A. Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (A) inform each of the Holders thereof and use its reasonable best efforts to file amendments to such Initial Registration Statement as required by the Commission and/or (B) withdraw such Initial Registration Statement and file a new registration statement (each, a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on such form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Securities Act Rules Compliance and Disclosure Interpretation 612.09. Each New Registration Statement shall be on such form available to the Company to register for resale of the Registrable Securities as a secondary offering, subject to the provisions of Section 2(h) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A.

(ii) Priority in Initial Registration. Notwithstanding any other provision of this Agreement and subject to the payment of Liquidated Damages in Section 2(e)), if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other Common Shares permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other Common Shares to be registered on such Registration Statement will be reduced in order as follows: (1) the Company shall reduce the number of Registrable Securities to be included by all Holders other than a Lead Purchaser or any of its Affiliates on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders and (2) the Company shall reduce the number of Registrable Securities to be included by all Lead Purchasers and their respective Affiliates on a pro rata basis based on the total number of unregistered Registrable Securities held by such Lead Purchaser and their respective Affiliates.

(iii) Additional Registration Statements. In the event the Company amends an Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (A) or (B) of Section 2(a)(i), the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on such form available to the Company to register for resale those Registrable Securities that were not registered for resale on such Initial Registration Statement, as amended, or such New Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders holding a majority of the Registrable Securities may reasonably determine (the “Remainder Registration Statements”). Each Remainder Registration Statement shall be on such form available to the Company to register for resale of the Registrable Securities that were not registered for resale on an Initial Registration Statement, as amended, or a New Registration Statement as a secondary offering, subject to the provisions of Section 2(h) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A; provided that the information to be included in the Selling Stockholders section which relates to a Holder shall be subject to the approval of such Holder, and the Company shall make any changes to such section and the Plan of Distribution section that are reasonably requested by such Holder.

(b) Demand Registration.

(i) Right to Demand. Subject to the limitations set forth in Section 2(a)(ii), at any time or from time to time, the Required Demand Holders shall have the right to request in writing that the Company register all or part of such Required Demand Holders’ Registrable Securities not then already covered by another Registration Statement (a “Demand”) by filing with the Commission a Demand Registration Statement. As promptly as practicable, but no later than five (5) days after receipt of a Demand, the Company shall give written notice of such requested registration to all Holders of Registrable Securities. Subject to Section 2(c)(iv), the Company shall include in a Demand Registration (A) the Registrable Securities intended to be disposed of by the Initiating Demand Holders and (B) the Registrable Securities intended to be disposed of by any other Holder which shall have made a written request (which request shall specify the amount of Registrable Securities to be registered and the intended method of disposition thereof) to the Company for inclusion thereof in such registration within twenty (20) days after the receipt of such written notice from the Company. The Company shall, as promptly as possible following a Demand (but in no event later than the applicable Filing Deadline), cause to be filed with the Commission a Demand Registration Statement providing for the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by all such Holders, to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended methods of disposition thereof specified in such Demand or further requests.

(ii) Limitations. In no event shall the Company be required to effect a Demand Registration within ninety (90) days of the effectiveness of another Demand Registration Statement.

(iii) Non-Exclusive. The registration rights granted pursuant to the provisions of this Section 2(b) shall be in addition to the registration rights granted pursuant to the other provisions of Section 2.

(c) Underwritten Registration.

(i) Right to Demand. Subject to the limitations set forth in Section 2(c)(iii), at any time or from time to time, any Required Underwritten Demand Holder shall have the right to request in writing that the Company file a post-effective amendment or prospectus supplement to a Registration Statement to effect a take down of the Registrable Securities included in such Registration Statement in the form of an Underwritten Offering (an “Underwriting Demand”). As promptly as practicable, but no later than five (5) days after receipt of an Underwritten Demand, the Company shall give written notice of such requested registration to all Holders of Registrable Securities. Subject to Section 2(c)(iv), the Company shall include in an Underwritten Demand Registration (A) the Registrable Securities intended to be disposed of by the Initiating Underwritten Demand Holders and (B) the Registrable Securities intended to be disposed of by any other Holder which shall have made a written request (which request shall specify the amount of Registrable Securities to be registered and the intended method of disposition thereof) to the Company for inclusion thereof in such registration within twenty (20) days after the receipt of such written notice from the Company. The Initiating Underwritten Demand Holders may require that all Holders participating in such Underwritten Registration sell their Registrable Securities to the Underwriters at the same price and on the same terms of underwriting applicable to such Initiating Underwritten Demand Holders.

(ii) Selection of Underwriters. The sole or managing Underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Initiating Underwritten Demand Holders, subject to the approval of the Company.

(iii) Limitations; Delay. In no event shall the Company be required to effect an Underwritten Registration within ninety (90) days of the effectiveness of another Registration Statement. Notwithstanding anything to the contrary contained herein, the Company shall have the right to delay its participation in, the filing of or the effectiveness of any Underwritten Registration if in the good faith opinion of the Board of Directors, the Company’s participation in an Underwritten Registration would be impractical or inadvisable at such time, provided that any such delay will count towards the maximum duration of any Suspension Event pursuant to Section 8(d) (such that (i) if the Company files the Underwritten Registration Statement at any time after the applicable Filing Deadline, each day after such Filing Deadline shall count towards the Suspension Event and (ii) if the Underwritten Registration Statement is declared effective by the Commission at any time after the applicable Effectiveness Deadline, each day after such Effectiveness Deadline shall count towards such Suspension Event).

(iv) Priority in Underwritten Offerings.

(A) If the sole or lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder requesting registration) on or before the date five (5) Business Days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities, if any, requested to be included in such Underwritten Registration exceeds the number which can be sold in such offering within a price range reasonably acceptable to the Holders of a majority of the Registrable Securities to be included in such Registration Statement (such writing to state the basis of such opinion and the approximate number of Registrable Securities which may be included in such offering), the amount of Registrable Securities included in such Underwritten Registration shall be reduced in order as follows: (1) the Company shall reduce the number of Registrable Securities to be included by all other Holders (other than a Lead Purchaser or any of its Affiliates) on a pro rata basis based on the total number of Registrable Securities held by such Holders and (2) the Company shall reduce the number of Registrable Securities to be included by all Lead Purchasers and their respective Affiliates on a pro rata basis based on the total number of Registrable Securities held by such Lead Purchaser and their respective Affiliates.

(B) In the event the Company shall not, by virtue of Section 2(c)(iv), include in any Underwritten Registration all of the Registrable Securities of any Holder requesting to be included in such Underwritten Registration, such Holder may, upon written notice to the Company given within five (5) Business Days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such Underwritten Registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such Underwritten Registration.

(v) Non-Exclusive. The registration rights granted pursuant to the provisions of this Section 2(c) shall be in addition to the registration rights granted pursuant to the other provisions of Section 2.

(d) General.

(i) Effective Registration Statement.

(A) The Company shall use its reasonable best efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and no later than the applicable Effectiveness Deadline, and shall use its reasonable best efforts to keep each Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for the Effectiveness Period (including by immediately refiling such Registration Statement (or a New Registration Statement or a Remainder Registration Statement, as applicable) if such Registration Statement expires). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. Each Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) Business Day after the effectiveness order for the Registration Statement appears on the Commission’s EDGAR database. The Company shall, by 9:30 a.m. New York City time on the first Trading Day after the applicable Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

(B) A Registration Statement shall not be deemed to have become effective (and the related registration will not be deemed to have been effected) (1) unless it has been declared effective by the Commission and remains effective for the Effectiveness Period, (2) if the offering of any Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, or (iii) if, in the case of an Underwritten Offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied other than by the sole reason of any breach, failure or action by the Holders of Registrable Securities or are not otherwise waived by the parties entitled to do so.

(ii) Right to Withdraw. (A) A Demand or an Underwriting Demand may be withdrawn prior to the filing of the Demand Registration Statement or the Underwritten Statement, as applicable, by the Initiating Demand Holders or Initiating Underwritten Demand Holders, as applicable, and (B) a Demand Registration Statement or an Underwritten Registration Statement may be withdrawn prior to the effectiveness thereof by the Initiating Demand Holders or Initiating Underwritten Demand Holders, as applicable.

(e) Liquidated Damages. If: (i) an Initial Registration Statement is not filed with the Commission on or prior to its Filing Deadline, (ii) an Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to its Effectiveness Deadline, (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, in the case of (A) and (B) (other than during an Allowable Grace Period (as defined in Section 2(g) of this Agreement)), (iv) a Grace Period (as defined in Section 2(g) of this Agreement) exceeds the length of an Allowable Grace Period, or (v) after the date that is six months following the Closing Date, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the Commission any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (any such failure or breach in clauses (i) through (v) above being referred to as an “Event,” and, for purposes of clauses (i), (ii), (iii) or (v), the date on which such Event occurs, or for purposes of clause (iv) the date on which such Allowable Grace Period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities held by such Holder on the Event Date. The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable (i) to non-affiliates of the Company if as of the relevant Event Date, the Registrable Securities may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent (the “Transfer Agent”) (provided, however, that in the case of any Lead Purchaser or its Affiliates, such determination may not be made without the consent of the applicable Lead Purchaser, which consent shall not be unreasonably withheld, delayed or conditioned) and (ii) with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period). If the Company fails to pay any Liquidated Damages pursuant to this Section 2(c) in full within three (3) Business Days after the date payable, the Company will pay interest thereon at a rate of 1.5% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. With respect to a Purchaser, the Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of such Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Purchaser). On the date of this Agreement, the Company shall have notified each Purchaser of all information required from such Purchaser in order to complete the Initial Registration Statement (and the New Registration Statement, if applicable) in accordance with the requirements of the Securities Act.

(f) Supplied Information. Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire (which shall be furnished by the Company to each Holder no later than five (5) Trading Days following the date hereof). At least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its reasonable best efforts at the expense of the Holder who failed to return the Selling Stockholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(f) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(g) Suspension; Grace Period. Notwithstanding anything to the contrary herein, at any time after a Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a “Grace Period”); provided, however, the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided, that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use reasonable best efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed ten (10) consecutive days, and during any three hundred sixty five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of forty-five (45) days and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each Grace Period complying with this provision being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) above and the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period. Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended Common Shares to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

(h) Registration Statement Form. Each Purchaser acknowledges that the Common Shares are not currently listed on a national securities exchange or an “automated quotation system,” as such term is defined under the Exchange Act and the rules of the Commission promulgated thereunder, and that the Company is not currently eligible to use Form S-3 for the Registration Statements required to be filed hereunder and is not eligible to use a “free writing prospectus.” The Company, however, shall undertake to register the Registrable Securities on Form S-3 or any similar short-form registration statement promptly after the Company is permitted to use such short-form registration statement; provided, however that the Company shall maintain the effectiveness of any Registration Statement then in effect until such time as a Registration Statement on Form S-3 or any similar short-form registration statement covering the Registrable Securities has been declared effective by the Commission.

3. Piggyback Registrations.

(a) Right to Participate.

(i) If the Company at any time or from time to time proposes to register any of its securities under the Securities Act, whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, the Company shall deliver prompt written notice (which notice shall be given at least thirty (30) calendar days prior to such proposed registration and which notice shall be given after the Company has publicly disclosed such proposed registration) to all Holders of its intention to undertake such registration, describing in reasonable detail the proposed registration and distribution (including the anticipated range of the proposed offering price, the class and number of securities proposed to be registered and the distribution arrangements) and of such Holders’ right to participate in such registration under this Section 3. Subject to the other provisions of this Section 3, upon the written request of any Holder made within fifteen (15) days after the receipt of such written notice from the Company (which request shall specify the amount of Registrable Securities to be registered), the Company shall effect the registration under the Securities Act of all Registrable Securities requested by Holders to be so registered (a “Piggyback Registration”), to the extent requisite to permit the disposition of such Holders’ Registrable Securities so to be registered, by inclusion of such Registrable Securities in the Registration Statement which covers the securities of the Company which the Company proposes to register and shall cause such Registration Statement to become and remain effective with respect to such Holders’ Registrable Securities in accordance with Section 2 and the registration procedures set forth in Section 4. If a Piggyback Registration involves an Underwritten Offering, immediately upon notification to the Company from the Underwriter(s) of the price at which such Registrable Securities are to be sold, the Company shall so advise each participating Holder. The Holders requesting inclusion in a Piggyback Registration may, at any time prior to the effective date of the Piggyback Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion.

(ii) If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Piggyback Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), without prejudice, however, to the rights of Holders to cause such registration to be effected as a registration under Section 2(b) or the Company’s obligation to effect a registration under Section 2(a), and (b) in the case of a determination to delay such registration, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other securities; provided, however, that if such delay shall extend beyond one hundred twenty (120) days from the date the Company received a request to include Registrable Securities in such Piggy Registration, then the Company shall again give all Holders the opportunity to participate therein and shall follow the notification procedures set forth in the preceding paragraph.

(b) Priority in Piggyback Registration. If (x) a Piggyback Registration involves an Underwritten Offering (on a firm commitment basis) and the sole or lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder requesting registration) on or before the date five (5) Business Days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities, if any, requested to be included in such Piggyback Registration exceeds the number which can be sold in such offering within a price range reasonably acceptable to the Holders of a majority of the Registrable Securities to be included in such Registration Statement (such writing to state the basis of such opinion and the approximate number of Registrable Securities which may be included in such offering) or (y) if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on such Piggyback Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), in each case the number of Registrable Securities to be registered on such Piggyback Registration Statement will be reduced in order as follows:

(i) in the case of a registration initiated by the Company, (1) the Company shall reduce the number of Registrable Securities to be included by all other Holders (other than a Lead Purchaser or any of its Affiliates) on a pro rata basis based on the total number of Registrable Securities held by such Holders, (2) the Company shall reduce the number of Registrable Securities to be included by all Lead Purchasers and their respective Affiliates on a pro rata basis based on the total number of Registrable Securities held by such Lead Purchasers and their respective Affiliates and (3) the Company shall reduce the number of Registrable Securities to be included by the Company; and

(ii) in the case of a registration initiated by anyone other than the Company, (1) the Company shall reduce the number of Registrable Securities to be included by all other Holders (other than a Lead Purchaser or any of its Affiliates) on a pro rata basis based on the total number of Registrable Securities held by such Holders, (2) the Company shall reduce the number of Registrable Securities to be included by all Lead Purchasers and their respective Affiliates on a pro rata basis based on the total number of Registrable Securities held by such Lead Purchaser and their respective Affiliates and (3) the Company shall reduce the number of Registrable Securities to be included by the Persons initiating such registration on a pro rata basis based on the total number of Registrable Securities held by such Persons;

provided, however, that in the event the Company will not, by virtue of this Section 3, include in any such registration all of the Registrable Securities of any Holder requested to be included in such registration, such Holder may, upon written notice to the Company given within three days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such registration.

(c) Non-Exclusive. The registration rights granted pursuant to the provisions of this Section 3 shall be in addition to the registration rights granted pursuant to the provisions of Section 2.

(d) Limitations on Right to Participate. No Holder shall have be entitled to exercise its rights under this Section 3 or to otherwise attempt to effect a Piggyback Registration with respect to (i) the Rights Offering; (ii) a registration statement on Form S-8, (iii) a registration statement on Form S-4 in connection with an acquisition by the Company or (iv) a registration statement to register for resale securities issued by the Company pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company.

4. Registration Procedures.

In connection with the Company’s registration obligations hereunder:

(a) the Company shall not less than three (3) Trading Days prior to the filing of a Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents prior to the end of such three (3) Trading Day or one (1) Trading Day period, as the case may be, then such Holder shall be deemed to have consented to and approved the use of such documents). The Company agrees to include in any Registration Statement all information which any selling Holder shall reasonably request. The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided, that, the Company is notified of such objection in writing within the three (3) Trading Day or one (1) Trading Day period described above, as applicable;

(b) (i) the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) the Company shall comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration

Statement and otherwise in compliance with applicable federal and state securities laws; provided that the plan of distribution may be modified to comply with the requirements of the Securities Act, other applicable laws and regulations or SEC Guidance. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 4(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed;

(c) the Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (v) of this Section 4(c), be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) of this Section 4(c), not less than two (2) Trading Days prior to such filing, in the case of (iii) and (iv) of this Section 4(c), not more than one Trading Day after such issuance or receipt, and in the case of (v) of this Section 4(c), not more than one Trading Day after the occurrence or existence of such development) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading;

(d) the Company shall use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable;

(e) the Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities

(f) the Company shall, if requested by a Holder or an Underwriter of an Underwritten Offering, if any, furnish to such Holder or such Underwriter, without charge, (i) one conformed copy of each Registration Statement and each amendment thereto, (ii) as many copies of each Prospectus, preliminary Prospectus and each amendment thereto and (iii) all exhibits to the extent requested by such Holder or Underwriter (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

(g) the Company shall, prior to any resale of Registrable Securities by a Holder, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction;

(h) the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. Provided the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, the Transfer Agent may credit such Registrable Securities, to the extent permitted by the Purchase Agreement and under law, free from all restrictive legends, to such Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system. If the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or if such Holder elected to not have the Registrable Securities credited to such Holder’s balance account with DTC, the Transfer Agent shall issue and deliver, to the address as specified by such Holder, one or more certificates representing such Registrable Securities that are, to the extent permitted by the Purchase Agreement and under law, free from all restrictive legends;

(i) the Company shall following the occurrence of any Suspension Event, as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading;

(j) the Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of Common Shares beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural Persons who have the power to vote or dispose of the Registrable Securities and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within five (5) Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company;

(k) the Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefor;

(l) if requested by a Holder, the Company shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(m) the Company shall otherwise use reasonable best efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172, notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 4(m), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter);

(n) if any Holder is required under applicable securities laws to be described in the Registration Statement as an underwriter or a Holder believes that it could reasonably be deemed to be an underwriter of Registrable Securities, the Company shall furnish to such Holder, on the Effectiveness Date and thereafter from time to time on such dates as a Holder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holders, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holders;

(o) no Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent;

(p) the Company shall make available for inspection by (i) a Holder if such Holder is required under applicable securities laws to be described in the Registration Statement as an underwriter or a Holder believes that it could reasonably be deemed to be an underwriter of Registrable Securities (an “Underwriter Holder”), (iii) legal counsel retained by the Underwriter Holders, (iv) legal counsel retained by each Underwriter, (iv) one firm of accountants or other agents retained by the Underwriter Holders and (v) accountants or other agents retained by each Underwriter (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to a Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Holder) shall be deemed to limit the Holders’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations;

(q) the Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

(r) the Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each Trading Market on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on the Principal Market or (iii) if, despite the Company’s reasonable best efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on another Trading Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two (2) market makers to register with FINRA as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 4(r);

(s) the Company shall notify the Holders in writing no later than ten (10) days before filing any other registration statement during a Registration Restriction Period as contemplated by Section 8(b); and

(t) the Company enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority of the Registrable Securities covered by the Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus, and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain “comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Underwriter (including any actual Underwriter Holders) and, at the request of the Company and subject to the approval of such independent certified public accountants of the Company, such “comfort” letters may also be addressed to the Board of Directors, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained in any preliminary prospectus or Prospectus and (iv) deliver such documents and certificates to each Underwriter (including any actual Underwriter Holders) as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold or the Underwriters (including any actual Underwriter Holders), and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with conditions customarily contained in an underwriting agreement.

5. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder other than a Lead Purchaser) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence (“Registration Expenses”) shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with any Trading Market on which the Common Shares are then listed for trading, (ii) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (iii) if not previously paid by the Company in connection with a filing by the issuer, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) reasonable fees and disbursements of counsel for the Lead Purchasers, (f) Securities Act liability insurance, if the Company so desires such insurance, and (g) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees, discounts or commissions with respect to any Registrable Securities to be sold pursuant to a Registration Statement or any legal fees or other costs of the Holders, except for reasonable fees and disbursements of counsel for any Lead Purchaser.

6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of, related to, or are based upon (i) any violation or alleged violation by the Company or its agents of any rule or regulation promulgated under the Exchange Act, the Securities Act, FINRA or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any registration, (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which any Registrable Securities are offered (iii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, (iv) any failure to register or qualify the Registrable Securities included in any such registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Holder’s behalf, or (v) any violation of this Agreement; provided, however, the Company will not be liable in any such case to the extent, but only to the extent, that (A) any such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (B) in the case of an occurrence of a Suspension Event, to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 8(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (iii) in the case of an occurrence of a Suspension Event, to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 8(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6(c)) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 6(a) or Section 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6(d) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) Non-Exclusivity. The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution, limitation or in lieu of the indemnification provisions under the Purchase Agreement.

7. Other Obligations of the Company.

(a) Availability of Information.

(i) So long as the Company shall not have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall, at any time and from time to time, upon the request of any Holder and upon the request of any Person designated by such Holder as a prospective purchaser of any Registrable Securities, furnish in writing to such Holder or such prospective purchaser, as the case may be, a statement as of a date not earlier than 12 months prior to the date of such request of the nature of the business of the Company and the products and services it offers and copies of the Company’s most recent balance sheet and profit and loss and retained earnings statements, together with similar financial statements for such part of the two preceding fiscal years as the Company shall have been in operation, all such financial statements to be audited to the extent audited statements are reasonable available, provided that, in any event the most recent financial statements so furnished shall include a balance sheet as of a date less than sixteen (16) months prior to the date of such request, statements of profit and loss and retained earnings for the twelve (12) months preceding the date of such balance sheet, and, if such balance sheet is not as of a date less than six (6) months prior to the date of such request, additional statements of profit and loss and retained earnings for the period from the date of such balance sheet to a date less than 6 months prior to the date of such request.

(ii) If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it shall timely file any reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 under the Securities Act), and that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 and Rule 144A under the Securities Act, as such rules may be amended from time to time, or (B) any other rule or regulation now existing or hereafter adopted by the Commission. Upon the request of any Holder, the Company shall deliver to such Holder (A) a written statement as to whether it has complied with such requirements and (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q.

8. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders may include securities of the Company in a Registration Statement hereunder and the Company shall not enter into any agreement providing any such right to any of its security holders. The Company shall not, from the date hereof until the date that is 60 days after the Effective Date of the Initial Registration Statement, a New Registration Statement, a Remainder Registration Statement or an Underwritten Registration Statement (the “Registration Restriction Period”), as applicable, prepare and file with the Commission a registration statement, prospectus or prospectus supplement relating to an offering for its own account or for the account of its stockholders (other than the Holders pursuant to the terms of this Agreement) under the Securities Act of any of its equity securities, other than (i) in connection with the Rights Offering, a registration statement on Form S-1; (ii) a registration statement on Form S-8, (iii) in connection with an acquisition, on Form S-4, (iv) a registration statement to register for resale securities issued by the Company pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but, other than with respect to the Rights Offering, shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities or (v) relating to an offering of Common Shares by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholders as of the date hereof or from filing amendments to registration statements filed prior to the date of this Agreement.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(d) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any Suspension Event, such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed; provided, that the suspension as a result of a Suspension Event or pursuant to Section 2(c)(iii) shall not be for more than forty-five (45) days in any three hundred sixty-five (365) day period. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least a majority of the then outstanding Registrable Securities, provided, that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Holder or group of Holders who have comparable rights under this Agreement disproportionately to the other Holders having such comparable rights, such amendment, modification, or waiver shall also require the written consent of the Holder(s) so adversely affected.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement; provided, that the Company may deliver to each Holder the documents required to be delivered to such Holder under Section 8(a) of this Agreement by e-mail to the e-mail addresses provided by such Holder to the Company solely for such specific purpose.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(n) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase the Purchased Shares pursuant to the Purchase Agreement has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Purchased Shares or enforcing its rights under the Purchase Agreement or this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMMUNITY FINANCIAL SHARES, INC.

By:	Scott W. Hamer
Its:	President and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGES OF HOLDERS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF PURCHASER

AUTHORIZED SIGNATORY

By:

ADDRESS FOR NOTICE:

Attn:
Phone:
E-mail:

Annex A

PLAN OF DISTRIBUTION

We are registering the Securities issued to the selling shareholders to permit the resale of these Securities by the holders of the Securities from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the Securities. We will bear all fees and expenses incident to our obligation to register the Securities.

The selling shareholders may sell all or a portion of the Securities beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Securities are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The Securities may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling shareholders may use any one or more of the following methods when selling Securities:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling shareholders to sell a specified number of such securities at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

A-i

The selling shareholders also may resell all or a portion of the Securities in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(1) under the Securities Act, if available, rather than under this prospectus, provided, that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the selling shareholders may arrange for other broker-dealers to participate in sales. If the selling shareholders effect such transactions by selling Securities to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the Securities for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with NASD Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASD IM-2440-1 and IM-2440-2.

In connection with sales of the Securities or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Shares in the course of hedging in positions they assume. The selling shareholders may also sell Securities short and if such short sale shall take place after the date that the registration statement of which this prospectus is a part is declared effective by the Securities and Exchange Commission (the “SEC”), the selling shareholders may deliver Securities covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge Common Shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling shareholders have been advised that they may not use shares registered on this registration statement to cover short sales of our Common Shares made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Securities from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

A-ii

The selling shareholders and any broker-dealer or agents participating in the distribution of the Securities may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling shareholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Each selling shareholder has informed us that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Securities. Upon being notified in writing by a selling shareholder that any material arrangement has been entered into with a broker-dealer for the sale of Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (1) the name of each such selling shareholder and of the participating broker-dealer(s), (2) the number of shares involved, (3) the price at which such Securities were sold, (4) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (5) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (6) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent.

Under the securities laws of some states, the Securities may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the Securities may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling shareholder will sell, and the selling shareholders are not obligated to sell, any or all of the Securities registered pursuant to the registration statement, of which this prospectus forms a part.

Each selling shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Securities by the selling shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the Securities to engage in market-making activities with respect to the Common Shares. All of the foregoing may affect the marketability of the Securities and the ability of any person or entity to engage in market-making activities with respect to the Securities. We will pay all expenses of the registration of the Securities pursuant to a registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling shareholder will pay all underwriting discounts and selling commissions, if any and any

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related legal expenses incurred by it. We will indemnify the selling shareholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

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